Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 31, 2024
Significant Accounting Policies [Abstract]
Basis of Presentation
(a)	Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the regulations of the Securities and Exchange Commission (“SEC”).

Principles of Consolidation
(b)	Principles of Consolidation

The consolidated financial statements include the accounts of WF Holding and Win-Fung (together, the “Company”). All inter-company balances and transactions have been eliminated in the consolidation.

Use of Estimates
(c)	Use of Estimates

The preparation of the consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the recorded amounts of assets, liabilities, shareholders’ equity, revenues and expenses during the reporting period, and the disclosure of contingent liabilities at the date of the consolidated financial statements.

On an ongoing basis, management reviews its estimates and if deemed appropriate, those estimates are adjusted. The most significant estimates include allowance for credit loss, useful lives and impairment for property and equipment, allowance for inventory obsolescence, warranties, accruals for potential liabilities and contingencies and income taxes, which includes the determination of the valuation allowance for deferred tax assets (if any). Actual results could vary from the estimates and assumptions that were used.

Cash and Cash Equivalents, and Restricted Cash
(d)	Cash and Cash Equivalents, and Restricted Cash

The Company considers petty cash on hand, and cash held in banks and deposits which are highly liquid and are unrestricted as to withdrawal or use to be cash and cash equivalents.

The restricted cash balance of $133,897 and $126,175 was pledged to a bank as security for banking facilities granted to the Company as of December 31, 2024 and 2023, respectively.

The Company maintains cash balances and deposits may exceed insured limits protected by a government authority, the Malaysia Deposit Insurance Corporation (“MDIC”). The eligible bank deposits, denominated in MYR or foreign currencies, are protected up to MYR250,000 (equivalent to $55,935) per depositor per member bank. Management believes that the banks that hold the Company’s deposit are financially secure and although the Company bears risk to amount in excess of MDIC insured limits, it does not anticipate any losses. As of December 31, 2024 and 2023, the amounts in excess of MDIC’s insured limit were approximately $1,014,623 and $738,456, respectively.

Accounts Receivables and Allowance for Credit Losses
(e)	Accounts Receivables and Allowance for Credit Losses

Accounts receivable are recorded at the sales price of products sold to customers on trade credit terms less an allowance for credit loss on such receivables. The allowance for credit loss is estimated based on the Company’s assessment of various factors including historical experience, the age of the accounts receivable balances, current general economic conditions, future expectations and customer specific quantitative and qualitative factors that may affect the Company’s customers’ ability to pay. The Company writes off accounts receivable against the allowance for credit loss when a balance is determined to be uncollectible. As of December 31, 2024 and 2023, allowance for credit loss of $540,626 and $297,808, respectively, were accrued and included in administrative expenses.

Inventories
(f)	Inventories

Inventories include costs of materials, labor and manufacturing overhead cost. Inventories are valued at the lower of cost or an estimated net realizable value. The inventories cost is determined on the basis of the first-in, first-out methods. Allowances are recorded for slow-moving, obsolete or unusable inventories. The Company assesses inventories for estimated obsolescence or unmarketable products and writes down the difference between the cost of the inventories and the estimated net realizable values based upon assumptions about future sales and supplies on-hand. There was no allowance for slow moving and obsolete inventory recorded for the years ended December 31, 2024, 2023 and 2022.

Property and Equipment, Net
(g)	Property and Equipment, Net

Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of depreciable assets as follows:

Category	Estimated useful lives
Building	46 years
Computers and software	4 years
Furniture and fittings	10 years
Machinery and equipment	10 years
Motor vehicles	5 years
Office equipment	10 years
Leasehold improvements	5 years

Cost and accumulated depreciation for property retired or disposed of are removed from the accounts, and any resulting gain or loss is included in earnings. Expenditures for maintenance and repairs are charged to expense as incurred.

Management periodically assesses the estimated useful lives over which assets are depreciation or amortized. If the analysis warrants a change in the estimated useful lives of property and equipment, management will reduce the estimated lives and depreciate, or amortize the carrying value prospectively over the shorter remaining useful lives.

Land Use Right
(h)	Land Use Right

Land use right is recorded at cost less accumulated amortization. Amortization is provided on a straight-line basis over the estimated term of the land use right. The Company has a land use right to 7,967.24 square meters of land. The term of the land use right is 99 years, starting from August 16, 1969 and expiring on August 15, 2068. The land use right is solely for industrial land use purpose. The Company purchased the land use right for a total consideration of approximately $361,000 on July 9, 2007. The land use right was amortized over its remaining estimated useful life on a straight-line basis. The land use right was pledged to bank as a security for bank borrowings.

Impairment of Long-lived Assets
(i)	Impairment of Long-lived Assets

The Company evaluates the long-lived assets for impairment whenever events or changes in circumstances, such as a significant adverse change to market conditions that will impact the future use of the assets, indicate that the carrying amount of an asset may not be fully recoverable. When these events occur, the Company evaluates the recoverability of long-lived assets by comparing the carrying amount of the assets to the future undiscounted cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Company recognizes an impairment loss based on the excess of the carrying amount of the assets over their fair value. Based on the Company’s assessments, no impairment losses were recorded for the years ended December 31, 2024, 2023 and 2022.

Warranty
(j)	Warranty

The Company provides warranty periods ranging from 6 months to 84 months for both moving and non-moving parts of the products. Standard warranties, encompassing repair, replacement, or return for product defects, are accrued in accordance with ASC 460. It involves considerations of historical data, expected repair and replacement costs, and post-delivery warranty issues. The Company continually reviews these warranties and will make adjustments to accruals accordingly in response to changes in experience or cost trends. Historical records indicate minimal customer return and warranty claims. As of December 31, 2024 and 2023, the Company has not recorded warranty accruals.

Fair Value Measurements
(k)	Fair Value Measurements

The Company measures and discloses certain financial assets and liabilities at fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Inputs used to measure fair value are classified using the following hierarchy:

●	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.
●	Level 2. Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly through corroboration with observable market data.
●	Level 3. Inputs are unobservable for the asset or liability and include situations in which there is little, if any, market activity for the asset or liability. The inputs used in the determination of fair value are based on the best information available under the circumstances and may require significant management judgment or estimation.

The Company endeavors to utilize the best available information in measuring fair value. The Company’s financial instruments include cash and cash equivalents, accounts receivable, accounts payable and accrued expenses reflected as current assets and current liabilities, bank borrowings and lease liabilities. Due to the short-term nature of these instruments, management considers their carrying value to approximate their fair value.

The Company’s non-financial assets, such as property and equipment, would be measured at fair value only if they were determined to be impaired. Management applies fair value measurement guidance to its impairment analysis for tangible assets.

Revenue Recognition
(l)	Revenue Recognition

The Company follows the guidelines of ASC 606 for revenue recognition. According to ASC 606, revenue is recognized when control of promised goods or services is transferred to the customer in an amount that reflects the consideration the Company expects to be entitled to receive in exchange for those goods or services. The timing of revenue recognition, whether at a point in time or over time, is determined by when control of the goods and services is transferred to the customer.

The Company is principally engaged in manufacturing and selling fiberglass products. Revenue is recognized as the customer obtains control of the goods as outlined in the agreed-upon contract (i.e., performance obligations) with certain specifications and requirements for the products. The Company recognizes revenue at the point in time in which the performance obligation is fully satisfied by transferring control of the promised goods to the customer, which, in this case, occurs upon the delivery of goods to the customer.

If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. Contracts that contain multiple performance obligations require an allocation of the transaction price to each distinct performance obligation.

The Company also provides installation services after delivery of products and maintenance services either separately or together with selling of products. The Company determines that installation and maintenance services are distinct from the manufacturing and selling of products as the customer can benefit from these services independently of the products and the customer has the option to engage third-party contractors for these services. The Company determines the selling prices for installation and maintenance service to allocate the transaction price appropriately. Revenues from installation and maintenance services are recognized at the point in time when the services are completed and the customer can benefit from the results of the services. The Company recognizes revenue from installation and maintenance services upon completion of the services, as this is when control transfers to the customer. Upon completion of installation and maintenance services, the Company issues billing to the customer. Revenue is recognized at the point in time when the services are completed, as the Company has an enforceable right to payment for the performance completed.

For certain contracts, the Company provides warranties ranging from 6 months to 84 months for moving and non-moving parts of the products. Warranties are classified as either assurance type or service type. A warranty is considered an assurance type if it provides the consumer with assurance that the product will function as intended for a limited period of time. An assurance type warranty is not accounted for as a separate performance obligation under the revenue model. A service type warranty is either sold with a unit or separately for units for which the warranty has expired. Revenue is then recognized over the life of the warranty.

The warranties provided by the Company not only provide the customer with assurance that the product will function and comply with agreed-upon specifications but also include services-typed warranties in addition to the assurance, such as providing remedy work at the customer’s site. The Company recognizes that the promised warranty service is a separate performance obligation in accordance with ASC 606-10-55-33. As the warranty is a distinct performance obligation, the Company allocates a percentage of the contract price to warranty service income, based on the agreed contract terms with the customer. The warranty service income is recognized as deferred revenue, indicating that the service has been promised to the customer but has not yet been fulfilled. Subsequently, the deferred revenue is recognized in the income statement over the warranty coverage period.

For downpayments collected from customers upon inception of the contract and scheduled payments received before the Company satisfies its performance obligation (e.g., delivery of the product), the Company records these amounts as deferred revenue on the basis that the Company has an unconditional right to receive consideration, as outlined in the contract terms in accordance with ASC 606-10-45-2.

Deferred revenue is a contract liability that the Company is obligated to deliver the product to the customer for which the Company has received consideration or unconditional right to receive consideration from the customer. When the Company satisfies its performance obligation, which is upon the delivery of the product to the customer, the deferred revenue is recognized to the income statement.

Total deferred revenue recognized as revenue during the years ended December 31, 2024, 2023 and 2022 was $2,808,085, $688,567 and $1,025,995, respectively. The Company’s unfulfilled performance obligations as of December 31, 2024 and the estimated revenue expected to be recognized in the future related to the service type warranty amounts to $81,920, which is fulfilled over the warranty period. The deferred revenue related to delivery of products amounts to $1,451,374 as of December 31, 2024.

The deferred revenue balance is expected to be recognized to income statement as follows:

Deferred Revenue
2025	$1,516,700
2026	15,314
2027	1,280
Total deferred revenue	$1,533,294

The Company also provides technical services and transportation arrangements to customers, and the revenue is recognized upon services provided.

In accordance with ASC 280-10-50-40, disaggregated revenues by each product and service or each similar products and services type which were recognized based on the nature of performance obligation disclosed above was as follows:

	Year Ended December 31,
	2024		2023		2022
	Amount	Percentage of Total Revenue	Amount	Percentage of Total Revenue	Amount	Percentage of Total Revenue
Product sales	$3,872,507	84.70%	$4,716,937	82.26%	$4,176,386	84.07%
Installation and maintenance service	347,611	7.60%	555,406	9.69%	531,682	10.70%
Warranty income	89,149	1.95%	73,604	1.28%	95,948	1.93%
Technical service	34,124	0.75%	134,527	2.35%	40,871	0.82%
Transport income	228,899	5.00%	253,502	4.42%	123,068	2.48%
Total	$4,572,290	100.00%	$5,733,976	100.00%	$4,967,955	100.00%

Revenues classified by geographical areas in which the customers were located as follows:

	Year Ended December 31,
	2024		2023		2022
	Amount	Percentage of Total Revenue	Amount	Percentage of Total Revenue	Amount	Percentage of Total Revenue
Malaysia	$1,422,328	31.11%	$2,440,335	42.56%	$3,494,806	70.35%
Singapore	1,799,426	39.36%	1,810,849	31.58%	632,415	12.73%
Australia	1,341,868	29.35%	907,506	15.83%	758,922	15.28%
United States	-	-	321,851	5.61%	-	-
South Asia region	8,668	0.18%	253,435	4.42%	81,812	1.64%
Total	$4,572,290	100.00%	$5,733,976	100.00%	$4,967,955	100.00%

Cost of Sales
(m)	Cost of Sales

The cost of sales includes material, labor, factory and tooling overhead, shipping, and freight costs. Major components of these expenses are sand paper, PVC, resin and other materials and facilities costs, such as rent, depreciation and utilities, related to the production and installation of the Company’s products.

Leases
(n)	Leases

The Company determines if an arrangement is a lease at inception. Determining whether a contract contains a lease includes judgments regarding whether the contract conveys the right to control the use of identified property or equipment for a period of time in exchange for consideration.

The Company accounts for leases in accordance with ASC Topic 842, Leases, for the Company’s lease-related assets and liabilities based on their classification as operating leases or finance leases. For all arrangements as a lessee, the Company has elected an accounting policy to combine non-lease components with the related-lease components and treat the combined items as a lease for accounting purposes. The Company measures lease related assets and liabilities based on the present value of lease payments, including in-substance fixed payments, variable payments that depend on an index or rate measured at the commencement date, and the amount the Company believes is probable that it will pay the lessor under residual value guarantees when applicable. The Company discounts lease payments based on the Company’s estimated incremental borrowing rate at lease commencement (or modification), which is primarily based on the Company’s estimated credit rating, the lease term at commencement, and the contract currency of the lease arrangement. The Company has elected to exclude short term leases (leases with an original lease term less than one year) from the measurement of lease-related assets and liabilities.

Income Taxes
(o)	Income Taxes

Income taxes include all domestic tax on taxable profit and are determined according to the tax laws of the jurisdiction in which the Company operates. The Company’s subsidiary in Malaysia is subject to income tax laws of Malaysia. Income taxes are accounted for under the asset and liability method in accordance with ASC 740. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis and operating loss, capital loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which those temporary differences become deductible. Deferred income taxes are recorded net of a valuation allowance when it is more likely than not that all or a portion of a deferred tax assets will not be realized. In making such determination, the Company considers all available evidence, including projection of future taxable income, tax planning strategies, and recent results of operations.

Tax benefits associated with uncertain tax positions are recognized only if it is more likely than not that the tax position would be sustained on its technical merits. For positions not meeting the “more likely than not” test, no tax benefit is recognized. To the extent interest and penalties may be assessed related to unrecognized tax benefit, the Company records accruals for such amounts as a component of the income tax provision. The Company had no unrecognized tax benefits as of December 31, 2024 and 2023.

ASC 740-10-25 prescribes a more-likely-than-not threshold for financial statements recognition and measurement of a tax position taken (or expected to be taken) in a tax return. The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than a 50% likelihood of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

Commitments and Contingencies
(p)	Commitments and Contingencies

In the normal course of business, the Company is subject to commitments and contingencies, including operating lease commitments, legal proceedings and claims arising out of its business that relate to a wide range of matters, such as government investigations and tax matters. The Company recognizes a liability for such contingency if it determines it is probable that a loss will occur, and a reasonable estimate of the loss can be made. The Company may consider many factors in making these assessments on liability for contingencies, including historical and the specific facts and circumstances of each matter.

Earnings Per Share
(q)	Earnings Per Share

Earnings per share is calculated in accordance with ASC 260, Earnings per Share. Basic earnings (loss) per share is computed by dividing the net income attributable to shareholders of the Company by the weighted average number of shares outstanding during the period. Diluted earnings per share is computed in accordance with the treasury stock method and based on the weighted average number of shares plus dilutive share equivalents. Dilutive share equivalents are excluded from the computation of diluted earnings per share if their effects would be anti-dilutive. The Company has no dilutive share equivalents.

Foreign Currency Translation and Transactions
(r)	Foreign Currency Translation and Transactions

The Company’s principal country of operations is Malaysia. The financial position and results of its operations are determined using Ringgit Malaysia (“MYR”), the local currency, as the functional currency. The Company’s consolidated financial statements are reported using U.S. Dollar (“US$” or “$”).

The consolidated statements of operations and the consolidated statements of cash flows denominated in foreign currency are translated at the average rate of exchange during the reporting period. Assets and liabilities denominated in currencies other than the reporting currency are translated into the reporting currency at the rates of exchange prevailing at the balance sheet date. The equity denominated in the functional currency is translated at the historical rate of exchange at the time of capital contribution. As the cash flows are translated based on the average translation rate, amounts related to assets and liabilities reported on the consolidated statements of cash flows will not necessarily agree with changes in the corresponding balances on the consolidated balance sheets.

Translation adjustments arising from the use of different exchange rates from period to period are included as a separate component of accumulated other comprehensive income (loss) included in the consolidated statements of changes in shareholders’ equity. Gains and losses from foreign currency transactions are included in the consolidated statements of comprehensive income.

The value of the US$ may fluctuate against MYR. Any significant variations of the US$ relative to the MYR may materially affect the Company’s financial condition in terms of reporting in US$. The following table outlines the currency exchange rates that were used in preparing the accompanying consolidated financial statements:

	December 31,
	2024	2023	2022
US$ to MYR Year End Rate	4.4695	4.5903	4.4002
US$ to MYR Average Rate	4.5747	4.5577	4.3982

Segment Reporting
(s)	Segment Reporting

The Company uses the management approach to determine the reporting operating segments, which considers the internal organization and reporting used by the Company’s chief operating decision maker for decision-making, resource allocation and performance assessment.

Based on the management’s assessment, the Company does not operate separate lines of business and thus has only one operating segment, as defined by ASC 280.

Concentration of Major Customers and Risks
(t)	Concentration of Major Customers and Risks

Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of trade receivables. In the normal course of business, the Company provides credit to its customers and does not generally require collateral. The Company monitors concentration of credit risk associated with these receivables on an ongoing basis.

The Company performs credit checks for significant new customers and generally requires deposits for significant contracts. The customers accounted for more than 10% of the Company’s trade receivables, net balance at December 31, 2024, 2023 and 2022 are presented below:

	% of Consolidated trade receivables as of December 31,			% of Consolidated revenues for the year ended December 31,
	2024	2023	2022	2024	2023	2022
Customer A	*	*	16%	*	*	*
Customer B	14%	26%	12%	12%	14%	*
Customer C	*	12%	*	*	*	*
Customer D	*	12%	*	*	*	*
Customer E	*	*	*	12%	*	*
Customer F	23%	*	*	*	*	*
Customer G	19%	*	*	13%	*	*
Customer H	*	10%	*	*	*	*
*	Less than 10%

Credit Risk

Credit risk is the potential financial loss to the Company resulting from the failure of a customer or a counterparty to settle its financial and contractual obligations to the Company, as and when they fall due. As the Company does not hold any collateral, the maximum exposure to credit risk is the carrying amounts of accounts receivable and other receivable (excluding prepayments) and cash and bank balances presented on the consolidated balance sheets. The Company has no other financial assets which carry significant exposure to credit risk.

Foreign Currency Risk

The Company’s business transactions, assets, and liabilities are principally denominated in the functional currency of the respective entities, which, in most cases, is the Malaysian Ringgit. The Company is exposed to foreign currency risk arising from sales and purchases denominated in currencies other than the functional currency. In addition, the Company maintains bank balances in foreign currencies for working capital purposes. The currency that primarily gives rise to this exposure is the U.S. Dollar.

Fluctuations in the exchange rates between the various currencies used by the Company may lead to higher expenses and lower revenue, potentially impacting the Company’s financial performance.

Related Parties
(u)	Related Parties

The Company adopted ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

A party is considered to be related to the Company if the party directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with the Company. Related parties also include principal owners of the Company, its management, members of their immediate families and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

Recent Accounting Pronouncements
(v)	Recent Accounting Pronouncements

The Company has evaluated all the recently issued, but not yet effective, accounting standards that have been issued or proposed by the Financial Accounting Standards Board (“FASB”) or other standards-setting bodies through the date of this report and do not believe the future adoption of any such standards will have a material impact on the Company’s consolidated financial statements.

In July 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures.” The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The amendments in ASU 2023-07 improve financial reporting by requiring disclosure of incremental segment information on an annual and interim basis for all public entities to enable investors to develop more decision-useful financial analyses. The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. The adoption of this guidance did not have a material impact on the Company’s financial position, results of operations and cash flows.

On December 14, 2023, the FASB issued ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures” to enhance the transparency and decision usefulness of income tax disclosures. The amendments require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold (if the effect of those reconciling items is equal to or greater than 5 percent of the amount computed by multiplying pre-tax income or loss by the applicable statutory income tax rate). In addition, public business entities are required to provide certain qualitative disclosures about the rate reconciliation and the amount of income taxes paid (net of refunds received) disaggregated (1) by federal (national), state, and foreign taxes and (2) by individual jurisdictions in which income taxes paid (net of refunds received) is equal to or greater than 5 percent of total income taxes paid (net of refunds received). For public business entities, the standard is effective for annual periods beginning after December 15, 2024. The amendments in this ASU require accumulative effect adjustment to the opening balance of retained earnings (or other appropriate components of equity or net assets) as of the beginning of the annual reporting period in which an entity adopts the amendments. The Company is evaluating the impact of this standard on the Company’s consolidated financial statements.

The Company reviews new accounting standards as issued but not yet effective. Management has not identified any other new standards that it believes will have a significant impact on the Company’s consolidated financial statements.